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                                                                   EXHIBIT 10.13

                      BELK, INC. 2000 INCENTIVE STOCK PLAN

                                     SEC. 1

                             BACKGROUND AND PURPOSE

     The purpose of this Plan is to promote the interest of Belk by authorizing the Board to grant Stock, Options, Restricted Stock and/or Stock Appreciation Rights to Key Employees and/or Directors in order (1) to attract and retain Key Employees and Directors, (2) to provide an additional incentive to each Key Employee or Director to work to increase the value of Stock and (3) to provide each Key Employee or Director with a stake in the future of Belk which corresponds to the stake of each of Belk's stockholders.

                                     SEC. 2

                                  DEFINITIONS

     2.1 Affiliate. means any organization (other than a Subsidiary) that would be treated as under common control with Belk under sec. 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under sec. 414(c) of the Code.

     2.2 Board -- means the Board of Directors of Belk.

     2.3 Change in Control -- means (1) a "change in control" of Belk of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A for a proxy statement filed under Section 14(a) of the 1934 Act,
(2) a "person" (as that term is used in Section 14(d)(2) of the 1934 Act) becomes after the effective date of this Plan the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly of securities representing 50% or more of the combined voting power for election of directors of the then outstanding securities of Belk, (3) the individuals who at the beginning of any period of two consecutive years or less constitute the Board cease for any reason during such period to constitute at least a majority of the Board, unless the election or nomination for election of each new member of the Board was approved by vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of such period, (4) the shareholders of Belk approve any dissolution or liquidation of Belk or any sale or disposition of 50% or more of the assets or business of Belk or (5) the shareholders of Belk approve a merger or consolidation to which Belk is a party (other than a merger or consolidation with a wholly-owned subsidiary of Belk) or a share exchange in which Belk shall exchange Belk shares for shares of another corporation as a result of which the persons who were shareholders of Belk immediately before the effective date of such merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange.

     2.4 Code -- means the Internal Revenue Code of 1986, as amended.

     2.5 Committee -- means the Executive Committee or such other committee as the Board may designate.

     2.6 Director -- means any member of the Board who is not an employee of Belk or a Parent or Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of Belk.

     2.7 Fair Market Value -- means the price at which the Board acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.8 ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of sec. 422 of the Code.

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     2.9 Key Employee.  means an employee of Belk or any Subsidiary or Parent or
Affiliate designated by the Committee who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of Belk.

     2.10 1933 Act.  means the Securities Act of 1933, as amended.

     2.11 1934 Act.  means the Securities Exchange Act of 1934, as amended.

     2.12 Non-ISO. means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of sec. 422 of the Code.

     2.13 Option. means an ISO or a Non-ISO which is granted under sec. 7 of this Plan.

     2.14 Option Certificate. means the written certificate which sets forth the terms and conditions of an Option granted to a Key Employee or Director under this Plan.

     2.15 Option Price. means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

     2.16 Parent. means any corporation which is a parent of Belk within the meaning of sec. 424(e) of the Code.

     2.17 Plan. means this Belk, Inc. 2000 Incentive Stock Plan as effective as of the date adopted by the Board and as amended from time to time thereafter.

     2.18 Restricted Stock. means Stock granted to a Key Employee under certain conditions pursuant to sec. 9 of this Plan.

     2.19 Restricted Stock Certificate. means the document which sets forth the terms and conditions of a Restricted Stock grant to a Key Employee.

     2.20 Rule 16b-3. means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

     2.21 Stock.  means the Class B common stock of Belk.

     2.22 SAR Value. means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under sec. 8.

     2.23 Stock Appreciation Right. means a right to receive the appreciation in a share of Stock which is granted under sec. 8 of this Plan.

     2.24 Stock Appreciation Right Certificate. means the document which sets forth the terms and conditions of a Stock Appreciation Right which is not granted to a Key Employee as part of an Option.

     2.25 Subsidiary. means a corporation which is a subsidiary corporation (within the meaning of sec. 424(f) of the Code) of Belk.

     2.26 Ten Percent Shareholder. means a person who owns (after taking into account the attribution rules of sec. 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either Belk, a Subsidiary or Parent.

     2.27 Belk.  means Belk, Inc. and any successor to Belk, Inc.

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                                     SEC. 3

                           SHARES RESERVED UNDER PLAN

     There shall (subject to sec. 13) be 2,800,000 shares of Stock reserved for use under this Plan. Such shares of Stock shall be reserved to the extent that Belk deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by Belk. Any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option, any shares of Restricted Stock which are forfeited or canceled and any shares of Stock subject to a Stock Appreciation Right with respect to which no exercise has been made under sec. 8 before the cancellation or expiration of such Stock Appreciation Right thereafter shall again become available for use under this Plan, but any shares of Stock used to exercise an Option or to satisfy a withholding obligation shall not again become available for use under this Plan.

                                     SEC. 4

                                 EFFECTIVE DATE

     The effective date of this Plan shall be the date of its adoption by the Board, provided the shareholders of Belk (acting at a duly called meeting of such shareholders) approve such adoption within twelve (12) months of such effective date. Any Option or Restricted Stock or Stock Appreciation Right granted before such shareholder approval automatically shall be granted subject to such approval.

                                     SEC. 5

                                   COMMITTEE

     This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to sec. 13, sec. 14 and sec. 15 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on Belk, on each affected Key Employee or Director and on each other person directly or indirectly affected by such action.

                                     SEC. 6

                       ELIGIBILITY AND ANNUAL GRANT CAPS

     Only Key Employees who are employed by Belk or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan, and Key Employees and Directors shall be eligible for the grant of Non-ISOs under this Plan. Only Key Employees shall be eligible for the grant of Stock, Restricted Stock or Stock Appreciation Rights under this Plan. No Key Employee in any calendar year shall receive a Stock or Restricted Stock grant, Option or Stock Appreciation Right with respect to more than 100,000 shares of stock.

                                     SEC. 7

                                    OPTIONS

     7.1 Board Action. The Board acting in its absolute discretion may authorize the Committee to grant Options to Directors and Key Employees under this Plan from time to time to purchase shares of Stock and, further, the Board may authorize the Committee to grant new Options in exchange for the cancellation of outstanding Options which have a higher or lower Option Price than the new Options. Each grant of an Option to a Key Employee shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the

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Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO.

     7.2 $100,000 Limit. No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this sec. 7.2 in accordance with sec. 422(d) of the Code, and the Committee shall treat this sec. 7.2 as in effect only for those periods for which sec. 422(d) of the Code is in effect.

     7.3 Option Price. The Option Price for each share of Stock subject to an Option which is granted to a Director or Key Employee shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Committee an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee or in any combination of cash, check and such Stock. The Option Price in addition may be paid through any cashless exercise procedure which is acceptable to the Committee or its delegate and which is facilitated through a sale of Stock. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the certificate for such Stock is presented to the Committee or its delegate in such form as acceptable to the Committee.

     7.4 Exercise Period. Each Option granted under this Plan to a Key Employee shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option granted to a Director or Key Employee exercisable on or after the earlier of

          (1) the date such Option is exercised in full, or

          (2) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or

          (3) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.

An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

     7.5 Grants to Directors. A Non-ISO granted to a Director under this sec. 7.5 shall be subject to such other terms and conditions as the Committee deems appropriate and proper under the circumstances, and no Director shall be eligible to receive an Option under this Plan except as provided in this sec. 7.5. A grant of a Non-ISO to a Director under this sec. 7.5 is intended to be granted in a manner which continues to allow such Director to be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of sec. 162(m) of the Code, and all Non-ISOs granted to Directors under this sec. 7.5 shall be construed to effect such intent.

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                                     SEC. 8

                           STOCK APPRECIATION RIGHTS

     8.1 Board Action. The Board acting in its absolute discretion may authorize the Committee to grant a Stock Appreciation Right to a Key Employee under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

     8.2 Terms and Conditions.

          (1) Stock Appreciation Right Certificate. If a Stock Appreciation Right is evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock to which the Key Employee has the right to appreciation and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

          (2) Option Certificate. If a Stock Appreciation Right is evidenced by an Option Certificate, the SAR Value for each share of Stock subject to the Stock Appreciation Right shall be the Option Price for the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

     8.3 Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock subject to such Stock Appreciation Right exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. A Key Employee upon the exercise of his or her Stock Appreciation Right shall receive a payment from Belk in cash or in Stock, or in a combination of cash and Stock, and any payment in Stock shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this sec. 8.3.

                                     SEC. 9

                                     STOCK

     9.1 Board Action. The Board acting in its absolute discretion may authorize the Committee to grant Stock to Key Employees under this Plan from time to time and, further, shall have the right to make new Stock or Restricted Stock grants in exchange for the cancellation of an outstanding Restricted Stock grant to such Key Employee. Each Restricted Stock grant shall be evidenced by a Restricted Stock Certificate, and each Restricted Stock Certificate shall set forth the conditions under which Stock will be issued pursuant to the grant and the conditions under which the Key Employee's interest in the underlying Stock will become nonforfeitable.

     9.2 Restricted Stock Grants.

          (1) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock to a Key Employee subject to the satisfaction of one, or more than one, condition

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     which the Committee deems appropriate under the circumstances for Key
     Employees generally or for a Key Employee in particular, and the related Restricted Stock Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Restricted Stock grant shall be issued in the name of a Key Employee only after each such condition, if any, has been timely satisfied, and any Stock which is so issued and is subject to forfeiture conditions pursuant to sec. 9.2(2) shall be held by Belk pending the satisfaction of those forfeiture conditions.

          (2) Forfeiture Conditions. The Committee acting in its absolute discretion may make Stock issued in the name of a Key Employee subject to one, or more than one, objective employment, performance or other forfeiture condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Restricted Stock Certificate shall set forth each such forfeiture condition, if any, and the deadline, if any, for Each share of Stock issued pursuant to a Restricted Stock grant shall be unavailable under sec. 3 unless such share thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under sec. 3 as of the date of such failure, satisfying each such forfeiture condition.

     9.3 Dividends and Voting Rights. If a cash dividend is paid on a share of Stock issued to a Key Employee pursuant to a Restricted Stock grant which Stock is subject to forfeiture conditions pursuant to sec. 9.2(2), Belk shall pay such cash dividend directly to such Key Employee. Such Stock dividend shall be treated as part of the Restricted Stock grant, and a Key Employee's interest in such Stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes nonforfeitable. The disposition of each other form of dividend which is declared on such a share of Stock shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Key Employee also shall have the right to vote such Stock.

     9.4 Satisfaction of Forfeiture Conditions; Provision for Income Taxes. A share of Stock shall cease to be Restricted Stock at such time as a Key Employee's interest in such Stock becomes nonforfeitable under this Plan, and the certificate representing such share shall be transferred to the Key Employee as soon as practicable thereafter. The Committee acting in its absolute discretion shall have the power to authorize and direct Belk to pay a cash bonus (or to provide in the terms of the Restricted Stock Certificate for Belk to make such payment) to a Key Employee to pay all, or any portion of, his or her federal, state and local income tax liability which the Committee deems attributable to a Stock or Restricted Stock grant, and to pay any such tax liability attributable to such cash bonus.

     9.5 Section 162(m). The Committee shall use its best efforts (where the Committee deems appropriate under the circumstances) to grant Restricted Stock either (1) subject to at least one condition which seems likely to result in the Restricted Stock qualifying as "performance-based compensation" under sec. 162(m) of the Code or (2) under such other circumstances as the Committee deems likely to result in an income tax deduction for Belk with respect such Restricted Stock grant.

                                    SEC. 10

                               NONTRANSFERABILITY

     No Option, forfeitable Restricted Stock or Stock Appreciation Right shall (absent the Committee's consent) be transferable by a Key Employee or an Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee's consent) be exercisable during a Key Employee's or Director's lifetime only by the Key Employee or Director. The person or persons to whom an Option or Restricted Stock or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Committee's consent) thereafter shall be treated as the Key Employee or Director.

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                                    SEC. 11

                            SECURITIES REGISTRATION

     As a condition to the receipt of shares of Stock under this Plan, the Key Employee or Director shall, if so requested by Belk, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by Belk, shall deliver to Belk a written statement satisfactory to Belk to that effect. If so requested by Belk, the Key Employee or Director shall make a written representation to Belk that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to Belk an opinion in form and substance satisfactory to Belk of legal counsel satisfactory to Belk that such registration is not required. Certificates representing the Stock transferred pursuant to a Stock or Restricted Stock grant or upon the exercise of an Option or Stock Appreciation Right may at the discretion of Belk bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to Belk of legal counsel satisfactory to Belk that such registration is not required.

                                    SEC. 12

                                  LIFE OF PLAN

     No Option, Stock, Restricted Stock or Stock Appreciation Right shall be granted under this Plan on or after the earlier of

          (1) the tenth anniversary of the effective date of this Plan (as determined under sec. 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Restricted Stock grants under this Plan have been forfeited or the forfeiture conditions, if any, on such Stock have been satisfied in full, or

          (2) the date on which all of the Stock reserved under sec. 3 of this Plan has (as a result of Stock grants or the exercise of Options or Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

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                                    SEC. 13

                                   ADJUSTMENT

     13.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3 of this Plan, the annual grant caps described in sec. 6 of this Plan, the number, kind or class (or any combination thereof) of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class of shares of Stock and Restricted Stock granted under this Plan shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of Belk, including, but not limited to, such changes as stock dividends or stock splits.

     13.2 Mergers. The Board as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner which the Board in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3 of this Plan and the annual grant caps described in sec. 6 of this Plan. Furthermore, the Committee as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner which the Board in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock to be issued under any Restricted Stock grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the Code and without regard to the annual grant caps described in sec. 6 of this Plan) to make Restricted Stock, Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, restricted stock, option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, option or appreciation right grants.

     13.3 Fractional Shares. If any adjustment under this sec. 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Stock Appreciation Right grants and Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this sec. 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under sec. 3" within the meaning of sec. 15 of this Plan.

                                    SEC. 14

                       SALE, MERGER OR CHANGE IN CONTROL

     If on any date Belk agrees (whether or not such agreement is subject to the approval of Belk's shareholders) to sell all or substantially all of its assets or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property or if a tender offer is made on any date which could lead to a Change in Control (other than a tender offer by Belk or an employee benefit plan established and maintained by Belk), or if there otherwise is a Change in Control of Belk on any date, any and all conditions to the exercise of all outstanding Options and Stock Appreciation Rights on such date and any and all outstanding issuance and forfeiture conditions on any Stock or Restricted Stock on such date automatically shall be deemed satisfied in full, and the Board shall have the right (to the extent required as part of such transaction) to cancel such Options, Stock Appreciation Rights and Restricted Stock grants after providing each Key Employee and Director a reasonable opportunity to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Restricted Stock grants.

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                                    SEC. 15

                            AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of Belk required under sec. 422 of the Code (1) to increase the number of shares of Stock reserved under sec. 3 which can be used for ISO grants, or (2) to change the class of employees eligible for Options which are ISOs. The Board also may suspend the granting of Options or Stock Appreciation Rights, Stock or Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option, Stock Appreciation Right or Restricted Stock granted before such suspension or termination unless (1) the Key Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of Belk or a transaction described in sec. 13 or sec. 14 of this Plan.

                                    SEC. 16

                                 MISCELLANEOUS

     16.1 Shareholder Rights. No Key Employee or Director shall have any rights as a shareholder of Belk as a result of the grant of an Option or a Stock Appreciation Right granted to him or her under this Plan or his or her exercise of such Option or Stock Appreciation Right pending the actual delivery of the Stock subject to such Option to such Key Employee or Director. Subject to sec. 9, a Key Employee's rights as a shareholder in the shares of Stock underlying a Restricted Stock grant shall be set forth in the related Restricted Stock Certificate.

     16.2 No Contract of Employment. The grant of an Option, a Stock Appreciation Right or Stock or Restricted Stock to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate, or Restricted Stock Certificate.

     16.3 Withholding. Each Option, Stock Appreciation Right and Stock or Restricted Stock grant shall be made subject to the condition that the Key Employee or Director consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to the exercise of such Option or Stock Appreciation Right or the satisfaction of any forfeiture conditions with respect to Restricted Stock issued in the name of the Key Employee or Director. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or a Restricted Stock Certificate that a Key Employee or Director may elect to satisfy federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan.

     16.4 Construction. All references to sections (sec.) are to sections (sec.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Finally, each term set forth in sec. 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     16.5 Other Conditions. Each Option Certificate, Stock Appreciation Right Certificate or Restricted Stock Certificate may require that a Key Employee or Director (as a condition to the exercise of an Option or a Stock Appreciation Right or a Restricted Stock grant) enter into any agreement or make such representations prepared by Belk, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or Restricted Stock grant or provides for the repurchase of such Stock by Belk.

     16.6 Rule 16b-3. The Committee shall have the right to amend any Option, Restricted Stock or Stock Appreciation Right grant or to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

     16.7 Loans. If approved by the Committee, Belk may lend money to, or guarantee loans made by a third party to, any Key Employee to finance all or a part of the exercise of any Option granted under this, and the exercise of an Option with the proceeds of any such loan shall be treated as an exercise or purchase for cash under this Plan.

     IN WITNESS WHEREOF, Belk, Inc. has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                          BELK, INC.

                                          By:
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                                          Date:
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